Exhibit 99.2

May 7, 2019 Management Presentation First Quarter 2019 Results

2 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward - looking statements . Statements in this presentation that are not historical facts, including without limitation statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with severe effects of international, national and regional economic conditions ; • the Company’s ability to attract new clients and retain existing clients ; • the spending patterns and financial success of the Company’s clients ; • the Company’s ability to retain and attract key employees ; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration ; • the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities, and the potential impact of one or more asset sales ; and • foreign currency fluctuations . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company’s 2018 Annual Report on Form 10 - K under the caption “Risk Factors”, and in the Company’s other SEC filings .

3 SUMMARY • Mark Penn joined MDC as CEO on March 18, 2019 following the $100 million investment from The Stagwell Group on March 14, 2019 • 1Q 2019 Revenue growth impacted by timing of client wins and losses; Company expects improved organic revenue growth for remainder of 2019 • Cost control initiatives implemented in 2018 drove meaningful improvement in Adjusted EBITDA and Adjusted EBITDA Margin in 1Q 2019; cost structure to meaningfully benefit for the remainder of 2019 • CEO Penn initiates two year strategic plan designed to transform MDC Partners to a modern marketing services company, combining top creative talent with leading data, research, strategy, digital and media offerings and to drive meaningfully improved growth in margins and cash flow • FY 2019 Outlook - Company is providing additional commentary with respect to “Covenant EBITDA” as defined under the senior secured credit facility; Expects to complete FY2019 with approximately $175 million to $185 million of Covenant EBITDA Note: See appendix for definitions of non - GAAP measures

4 ----- DRAFT ----- • Revenue of $328.8 million versus $327.0 million a year ago • Organic revenue decreased 0.9%, including a 242 basis point benefit from billable pass through costs • Net loss attributable to MDC Partners common shareholders of $2.5 million in the first quarter of 2019 versus a loss of $31.4 million a year ago. Net loss attributable to MDC Partners common shareholders for the last twelve months (LTM) of $103.3 million as of March 31, 2019 versus $132.3 million loss as of December 31, 2018 • Adjusted EBITDA of $21.5 million versus $7.8 million a year ago, an increase of 175% • Adjusted EBITDA Margin improvement of 410 basis points to 6.5% versus 2.4% a year ago • Covenant EBITDA (LTM) of $183.8 million versus $172.6 million at year end 2018, an increase of 6.5% FIRST QUARTER 2019 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

5 CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) Three Months Ended March 31, 2019 2018 % Change Revenue: $ 328.8 $ 327.0 0.6 % Operating expenses: Cost of services sold 237.2 243.0 (2.3) % Office and general expenses 67.1 83.9 (20.3) % Depreciation and amortization 8.8 12.4 (28.6) % Goodwill and other asset impairment — 2.3 NM Operating income (loss) 15.7 (14.6) NM Interest expense and finance charges, net (16.8) (16.1) Foreign exchange transaction gain (loss) 5.4 (6.7) Other, net (3.4) 0.4 Income tax expense (benefit) 0.7 (8.3) Equity in earnings of non - consolidated affiliates 0.1 0.1 Net income (loss) 0.3 (28.5) Net income attributable to the noncontrolling interests (0.4) (0.9) Accretion on convertible preference shares (2.4) (2.0) Net loss attributable to MDC Partners Inc. common shareholders $ (2.5) $ (31.4)

6 Organic revenue decline of 0.9%, including a 242 basis points benefit from increased billable pass - through costs incurred on clients’ behalf from certain of our partner firms acting as principal. REVENUE SUMMARY (US$ in millions, except percentages) Three Months Ended Revenue $ % Change March 31, 2018 $ 327.0 Organic revenue growth (decline) (2.9) (0.9)% Non - GAAP acquisitions (dispositions), net 9.9 3.0 % Foreign exchange impact (5.1) (1.6)% Total change 1.8 0.6 % March 31, 2019 $ 328.8

REVENUE BY GEOGRAPHY AND SEGMENT

(US$ in millions, except percentages)

	Three Months Ended March 31, 2019			
		Total Revenue	Total Growth	Organic Revenue Growth (Decline)
United States	$	263.0	2.5%	(1.7)%
Canada		22.4	(15.2)%	(3.8)%
North America		285.4	(0.9)%	(1.9)%
Other		43.4	(1.5)%	5.4%
Total	**$**	**328.8**	**0.6%**	**(0.9)%**
Global Integrated Agencies	$	129.7	(0.2)%	2.9%
Domestic Creative Agencies		67.0	0.5%	1.1%
Specialized Communications		39.0	0.3%	(1.4)%
Media Services		20.2	(18.3)%	(18.3)%
All Other		72.9	8.4%	(3.5)%
Total	**$**	**328.8**	**0.6%**	**(0.9)%**

[1] Due to changes in the composition of certain business and the Company's internal management and reporting structure during 2019, reportable segment results for the 2018 periods presented have been recast to reflect the reclassification of certain businesses between segments. The changes were as follows: 1) Doner, previously within the Global Integrated Agencies category is now aggregated into the Domestic Creative Agencies reportable segment, 2) Yes and Co, previously within the Media Services category, was included within the Domestic Creative Agencies reportable segment, and 3) HL Design and Redscout, previously within Specialist Communications and All Other category, respectively are included in Yes & Company.

Note: Actuals may not foot due to rounding

7

8 Top 10 clients remained flat at approximately 23% of revenue versus a year ago (largest <5%) REVENUE BY CLIENT INDUSTRY Note: Actuals may not foot due to rounding. Year - over - year category growth shown on a reported basis. Q1 2019 Above 10% Communications, Financials, Transportation 0% to 10% Food & Beverage, Consumer Products, Other Below 0% Retail, Automotive, Technology, Healthcare Year - over - Year Growth by Category Q1 2019 Mix

ADJUSTED EBITDA

(US$ in millions, except percentages)

	Three Months Ended March 31,				
		2019		2018	*% Change*
Advertising and Communications Group	$	26.0	$	18.0	*44.4 %*
Global Integrated Agencies		6.6		(2.3)	*(387.0) %*
Domestic Creative Agencies		6.6		4.8	*37.5 %*
Specialist Communications		5.9		5.4	*9.3 %*
Media Services		(0.5)		0.8	*(162.5) %*
All Other		7.4		9.3	*(20.4) %*
Corporate Group		(4.6)	$	(10.1)	*(54.5) %*
Adjusted EBITDA [1]	**$**	**21.5**	**$**	**7.8**	**175.6 %**
margin		*6.5%*		*2.4%*	

2019 Adjusted EBITDA excluded $1.6 million of costs related to the Company's strategic review process.

[1] Adjusted EBITDA is a non-GAAP measure. See appendix for the definition.

[2] Due to changes in the composition of certain business and the Company's internal management and reporting structure during 2019, reportable segment results for the 2018 periods presented have been recast to reflect the reclassification of certain businesses between segments.The changes were as follows: 1) Doner, previously within the Global Integrated Agencies category is now aggregated into the Domestic Creative Agencies reportable segment, 2) Yes and Co, previously within the Media Services category, was included within the Domestic Creative Agencies reportable segment, and 3) HL Design and Redscout, previously within Specialist Communications and All Other category, respectively are included in Yes & Company.

Note: Actuals may not foot due to rounding.

9

COVENANT EBITDA

	2018				2019	Covenant EBITDA (LTM) (1)	
	Q1	Q2	Q3	Q4	Q1	Q4-2018 - LTM	Q1-2019 - LTM
Net income (loss) attributable to MDC Partners Inc. common shareholders	(31,443)	1,133	(18,234)	(83,749)	$ (2,497)	$ (132,293)	$ (103,347)
Adjustments to reconcile to operating profit (loss):							
Accretion on and net income allocated to convertible preference shares	2,027	2,273	2,109	2,151	2,383	8,560	8,916
Net income attributable to the noncontrolling interests	897	2,545	2,458	5,885	429	11,785	11,317
Equity in earning of non-consolidated affiliates	(86)	28	(300)	296	(83)	(62)	(59)
Income tax expense	(8,330)	1,977	2,986	34,970	748	31,603	40,681
Interest expense and finance charges, net	16,083	16,859	17,063	17,070	16,760	67,075	67,752
Foreign exchange loss (gain)	6,660	6,549	(3,275)	13,324	(5,442)	23,258	11,156
Other income, net	(441)	(592)	(189)	992	3,383	(230)	3,594
Operating income (loss)	(14,633)	30,772	2,618	(9,061)	15,682	9,696	40,011
Adjustments to reconcile to Adjusted EBITDA:							
Depreciation and amortization	12,375	11,703	11,134	10,984	8,838	46,196	42,659
Goodwill and other asset impairment	2,317	-	21,008	56,732	-	80,057	77,740
Stock-based compensation	5,037	5,603	6,242	1,534	2,972	18,416	16,351
Deferred acquisition consideration adjustments	2,587	(5,067)	11,003	(8,980)	(7,643)	(457)	(10,687)
Distributions from non-consolidated affiliates	20	11	478	270	-	779	759
Other items, net (2)	122	(68)	7,347	478	1,626	7,879	9,383
Adjusted EBITDA	7,825	42,954	59,830	51,957	21,475	162,566	176,216
Adjustments to reconcile to Covenant EBITDA:							
Proforma acquisitions/dispositions	(1,189)	(3,558)	(1,195)	(2,148)	(1,965)	(8,090)	(8,866)
Severance due to eliminated positions	2,955	4,169	1,155	3,615	2,747	11,894	11,686
Other adjustments, net (3)	1,706	2,067	600	1,877	199	6,250	4,743
	$ 11,297	$ 45,632	$ 60,390	$ 55,301	$ 22,456	$ 172,620	$ 183,779

(1) Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one-time charges, and other adjustments, as defined in the Credit Agreement. Covenant EBITDA is calculated as the aggregate of operating results for the rolling last twelve months (LTM). Each quarter is presented to provide the information utilized to calculate Covenant EBITDA. Historical Covenant EBITDA may be recasted in the current period for any proforma adjustments related to acquisitions and/or dispositions in the current period.

(2) Other items, net includes items such as severance expense and other restructuring expenses and costs associated with the company's strategic review process. See Schedule 8 for a reconciliation of amounts.

(3) Other adjustments, net primarily includes one time professional fees and costs associated with real estate consolidation.

11 SUMMARY OF CASH FLOW (US$ in millions) Three Months Ended March 31, 2019 2018 Net cash used in operating activities $ (81.2) $ (61.0) Net cash provided by (used in) investing activities 18.1 (3.9) Net cash provided by financing activities 60.8 47.6 Effect of exchange rate changes on cash, cash equivalents, and cash held in trusts (0.6) 0.3 Net decrease in cash, cash equivalents, and cash held in trusts including cash classified within assets held for sale (2.9) (17.0) Change in cash and cash equivalents held in trusts classified within held for sale (3.3) (0.2) Change in cash and cash equivalents classified within assets held for sale 1.7 — Net decrease in cash, cash equivalents $ (4.5) $ (17.1)

12 2019 FINANCIAL OUTLOOK Note: The Company has excluded a quantitative reconciliation with respect to the Company’s 2019 guidance under the “unreasona ble efforts” exception in item 10(e)(1)(i)(B) of Regulation S - K. Note: See appendix for definitions of non - GAAP measures 2019 Outlook Commentary Organic Revenue Growth We expect approximately 0% to 2% growth in organic revenue. Foreign Exchange Impact, net Assuming currency rates remain where they are, and based on our most recent projections, the net impact of foreign exchange is expected to decrease revenue by 1%. Impact of Non - GAAP Acquisitions (Dispositions), net Our current expectations are that the impact of acquisitions, net of disposition activity, will decrease revenue by approximately 90 basis points. Covenant EBITDA and Adjustments The Company expects to complete fiscal year 2019 with approximately $175 million to $185 million of Covenant EBITDA. The Company has applied certain pro forma and other adjustments, as expressly provided under the credit facility to derive its 2019E Covenant EBITDA forecast.

13 APPENDIX

14 REVENUE TRENDING SCHEDULE Note: See appendix for definitions of non - GAAP measures Note: Actuals may not foot due to rounding (US$ in thousands, except percentages) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Revenue United States $274,682 $304,463 $289,701 $303,517 $1,172,364 $256,524 $295,268 $296,544 $304,856 $1,153,192 $263,017 Canada 26,470 30,583 31,418 34,622 123,093 26,379 33,086 32,132 32,403 124,000 22,378 North America 301,152 335,046 321,119 338,140 1,295,457 282,903 328,354 328,676 337,260 1,277,193 285,395 Other 43,548 55,487 54,680 64,608 218,323 44,066 51,389 47,154 56,402 199,011 43,396 Total $344,700 $390,533 $375,799 $402,747 $1,513,779 $326,968 $379,743 $375,831 $393,662 $1,476,203 $328,791 % of Revenue United States 79.7% 78.0% 77.1% 75.4% 77.4% 78.5% 77.8% 78.9% 77.4% 78.1% 80.0% Canada 7.7% 7.8% 8.4% 8.6% 8.1% 8.1% 8.7% 8.5% 8.2% 8.4% 6.8% North America 87.4% 85.8% 85.4% 84.0% 85.6% 86.5% 86.5% 87.5% 85.7% 86.5% 86.8% Other 12.6% 14.2% 14.6% 16.0% 14.4% 13.5% 13.5% 12.5% 14.3% 13.5% 13.2% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Total Growth % United States 8.9% 11.5% 5.5% (0.2%) 6.2% (6.6%) (3.0%) 2.4% 0.4% (1.6%) 2.5% Canada (6.8%) (9.0%) 3.9% 8.7% (0.8%) (0.3%) 8.2% 2.3% (6.4%) 0.7% (15.2%) North America 7.3% 9.3% 5.4% 0.7% 5.5% (6.1%) (2.0%) 2.4% (0.3%) (1.4%) 0.9% Other 53.1% 82.3% 22.8% 18.4% 38.2% 1.2% (7.4%) (13.8%) (12.7%) (8.8%) (1.5%) Total 11.5% 15.9% 7.6% 3.2% 9.2% (5.1%) (2.8%) 0.0% (2.3%) (2.5%) 0.6% Organic Revenue Growth (Decline) % United States 8.9% 11.5% 6.0% 1.3% 6.7% (1.8%) (2.1%) 0.7% (1.2%) (1.1%) (1.7%) Canada (7.6%) (2.5%) 0.2% 3.8% (1.4%) (1.1%) (7.6%) 7.5% 0.5% (0.1%) (3.8%) North America 7.2% 10.0% 5.4% 1.5% 5.9% (1.8%) (2.6%) 1.4% (1.0%) (1.0%) (1.9%) Other (11.1%) 28.5% 23.8% 14.2% 15.1% 19.8% 3.7% 2.0% 3.3% 6.4% 5.4% Total 5.6% 11.7% 7.8% 3.3% 7.0% 1.0% (1.7%) 1.5% (0.3%) 0.1% (0.9%) Growth % from Foreign Exchange United States 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% (0.0%) (0.0%) (0.0%) Canada 3.2% (4.6%) 4.2% 4.9% 1.8% 4.3% 4.0% (4.3%) (3.8%) (0.2%) (4.7%) North America 0.3% (0.5%) 0.4% 0.5% 0.2% 0.4% 0.4% (0.4%) (0.4%) (0.0%) (0.4%) Other (9.8%) (11.7%) 3.0% 7.4% (0.6%) 10.0% 3.4% (5.1%) (5.6%) (0.1%) (8.8%) Total (0.6%) (1.5%) 0.8% 1.4% 0.1% 1.6% 0.8% (1.1%) (1.2%) (0.0%) (1.6%) Growth % from Acquisitions (Dispositions), net United States 0.0% 0.0% (0.5%) (1.4%) (0.5%) (1.5%) 1.1% 2.3% 2.9% 1.2% 4.2% Canada (2.4%) 2.0% (0.5%) 0.0% (1.2%) 0.0% 0.0% 0.0% 0.0% 0.0% (6.6%) North America (0.2%) (0.2%) (0.5%) (1.3%) (0.6%) (1.4%) 1.0% 2.1% 2.6% 1.1% 3.2% Other 74.1% 65.5% (3.9%) (3.2%) 23.7% (2.7%) (1.3%) 0.3% 1.4% (0.4%) 1.9% Total 6.6% 5.7% (0.9%) (1.6%) 2.2% (1.5%) 0.6% 1.8% 2.4% 0.9% 3.0% 20192017 (ASC 605) 2018 (ASC 606)

ADJUSTED EBITDA TRENDING SCHEDULE

(US$ in thousands, except percentages)

	2017 (ASC 605)					2018 (ASC 606)					2019
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
ADVERTISING AND COMMUNICATIONS GROUP											
Revenue	$344,700	$390,532	$375,800	$402,747	$1,513,779	$326,968	$379,743	$375,830	$393,662	$1,476,203	$328,791
Operating income (loss)	16,969	36,069	47,944	71,833	172,815	(561)	43,912	20,642	860	64,853	20,504
Depreciation and amortization	10,588	10,467	10,997	10,324	42,376	12,151	11,543	10,935	10,805	45,434	8,621
Goodwill and other asset impairment	-	-	-	3,238	3,238	-	-	21,008	56,732	77,740	-
Stock-based compensation	4,345	5,023	5,903	6,945	22,216	3,789	4,382	4,622	964	13,757	4,545
Deferred acquisition consideration adjustments	11,431	4,306	(2,462)	(18,173)	(4,898)	2,586	(5,067)	11,003	(8,979)	(457)	(7,643)
Distributions from non-consolidated affiliates	-	105	-	-	105	-	-	-	-	-	-
Other items, net	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA (1)	**$43,334**	**$55,969**	**$62,382**	**$74,167**	**$235,852**	**17,965**	**$54,770**	**$68,210**	**60,382**	**$201,327**	**26,027**
CORPORATE GROUP											
Revenue	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Operating loss	(8,570)	(9,688)	(10,724)	(11,874)	(40,856)	(14,072)	(13,140)	(18,024)	(9,921)	(55,157)	(4,822)
Depreciation and amortization	310	299	255	234	1,098	224	160	199	179	762	217
Goodwill and other asset impairment	-	-	-	1,177	1,177	2,317	-	-	-	2,317	-
Stock-based compensation	605	517	477	535	2,134	1,248	1,221	1,620	570	4,659	(1,573)
Distributions from non-consolidated affiliates	-	-	1,118	2,716	3,834	20	11	478	270	779	-
Other items, net	135	(100)	330	(112)	253	122	(68)	7,346	479	7,879	1,626
Adjusted EBITDA (1)	**($7,521)**	**($8,971)**	**($8,544)**	**($7,324)**	**($32,360)**	**($10,141)**	**($11,816)**	**($8,381)**	**(8,423)**	**($38,761)**	**($4,552)**
TOTAL											
Revenue	$344,700	$390,532	$375,800	$402,747	$1,513,779	$326,968	$379,743	$375,830	$393,662	$1,476,203	$328,791
Operating income (loss)	8,399	26,381	37,220	59,959	131,959	(14,633)	30,772	2,618	(9,061)	9,696	15,682
Depreciation and amortization	10,898	10,766	11,252	10,558	43,474	12,375	11,703	11,134	10,984	46,196	8,838
Goodwill and other asset impairment	-	-	-	4,415	4,415	2,317	-	21,008	56,732	80,057	-
Stock-based compensation	4,950	5,540	6,380	7,480	24,350	5,037	5,603	6,242	1,534	18,416	2,972
Deferred acquisition consideration adjustments	11,431	4,306	(2,462)	(18,173)	(4,898)	2,586	(5,067)	11,003	(8,979)	(457)	(7,643)
Distributions from non-consolidated affiliates	-	105	1,118	2,716	3,939	20	11	478	270	779	-
Other items, net	135	(100)	330	(112)	253	122	(68)	7,346	479	7,879	1,626
Adjusted EBITDA (1)	**$35,813**	**$46,998**	**$53,838**	**$66,843**	**$203,492**	**7,824**	**$42,954**	**$59,829**	**51,959**	**$162,566**	**21,475**

[1] Adjusted EBITDA is a non-GAAP measure. See appendix for the definition

15

RECONCILIATIONS

(US$ in millions)

	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017 FY	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 FY	2019 Q1
Non-GAAP acquisitions (dispositions), net											
GAAP revenue from current year acquisitions	$ -	$ -	$ -	$ -	$ -	$ -	$ 11,066	$ 12,734	$ 12,317	36,117	$ 15,685
GAAP revenue from prior year acquisitions *	18,552	24,983	-	-	43,535	-	-	-	-	-	-
Impact of adoption of ASC 606 exclusion	-	-	-	-	-	-	450	(1,122)	504	(168)	-
Foreign exchange impact	1,046	1,341	-	-	2,387	-	-	-	-	-	-
Contribution to organic revenue (growth) decline **	1,470	(6,399)	-	-	(4,929)	-	(3,417)	(945)	(3,243)	(7,605)	(4,008)
Prior year revenue from dispositions ***	(691)	(660)	(3,153)	(6,103)	(10,607)	(5,261)	(5,592)	(3,847)	-	(14,700)	(1,825)
Non-GAAP acquisitions (dispositions), net	$ 20,377	$ 19,265	$ (3,153)	$ (6,103)	$ 30,386	$ (5,261)	$ 2,507	$ 6,820	$ 9,578	$ 13,644	$ 9,852
Other items, net											
SEC investigation and class action litigation expenses	$ 339	$ 382	$ 330	$ 287	$ 1,338	$ 122	$ 235	$ (88)	$ 131	$ 400	$ -
SEC final settlement payment	-	-	-	-	-	-	-	-	-	-	-
D&O insurance proceeds	(204)	(482)	-	(399)	(1,085)	-	(303)	(231)	(24)	(558)	-
Severance and other restructuring expenses	-	-	-	-	-	-	-	7,665	372	8,037	1,626
Total other items, net	$ 135	$ (100)	$ 330	$ (112)	$ 253	$ 122	$ (68)	$ 7,346	$ 479	$ 7,879	$ 1,626
Cash interest, net & other											
Cash interest paid	$ (999)	$(30,567)	$ (758)	$(30,571)	$(62,895)	$ (649)	$(30,765)	$ (1,597)	$(31,001)	$(64,012)	$ (1,629)
Bond interest accrual adjustment	(14,625)	14,625	(14,625)	14,625	-	(14,625)	14,625	(14,625)	14,625	-	(14,625)
Adjusted cash interest paid	(15,624)	(15,942)	(15,383)	(15,946)	(62,895)	(15,274)	(16,140)	(16,222)	(16,376)	(64,012)	(16,254)
Interest income	227	178	145	209	759	148	159	91	227	625	149
Total cash interest, net & other	$(15,397)	$(15,764)	$(15,238)	$(15,737)	$(62,136)	$(15,126)	$(15,981)	$(16,131)	$(16,149)	$(63,387)	$(16,105)
Capital expenditures, net											
Capital expenditures	$ (9,413)	$(11,743)	$ (7,149)	$ (4,653)	$(32,958)	$ (3,799)	$ (5,890)	$ (5,543)	$ (5,032)	$(20,264)	$ (3,606)
Landlord reimbursements	75	3,146	1,357	1,858	6,436	219	851	291	442	1,803	1
Total capital expenditures, net	$ (9,338)	$ (8,597)	$ (5,792)	$ (2,795)	$(26,522)	$ (3,580)	$ (5,039)	$ (5,252)	$ (4,590)	$(18,461)	$ (3,605)
Miscellaneous other disclosures											
Net income attributable to the noncontrolling interests	$ 883	$ 2,214	$ 3,491	$ 8,787	$ 15,375	$ 897	$ 2,545	$ 2,458	$ 5,885	$ 11,785	$ 429
Cash taxes	$ 1,293	$ 2,130	$ 3,486	$ 1,190	$ 8,099	$ 1,333	$ 1,293	$ 2,196	$ (986)	$ 3,836	$ 1,677

* GAAP revenue from prior year acquisitions for 2019 and 2018 relates to acquisitions which occurred in 2018 and 2017, respectively.

** Contributions to organic revenue growth (decline) represents the change in revenue, measured on a constant currency basis, relative to the comparable pre-acquisition period for acquired businesses that is included in the Company's organic revenue growth (decline) calculation.

*** Prior year revenue from dispositions reflects the incremental impact on revenue for the comparable period after the Company's disposition of such disposed business, plus revenue from each business disposed of by the Company in the previous year through the twelve month anniversary of the disposition.

Note: Actuals may not foot due to rounding.

16

17 AVAILABLE LIQUIDITY 1 1 Subject to available borrowings under the Credit Facility. Note: Actuals may not foot due to rounding (US$ in millions) March 31, 2019 December 31, 2018 Commitment Under Facility $ 250.0 $ 325.0 Drawn 32.8 68.1 Undrawn Letters of Credit 4.7 4.7 Undrawn Commitments Under Facility $ 212.5 $ 252.2 Total Cash & Cash Equivalents 26.4 30.9 Liquidity $ 238.9 $ 283.0

18 CURRENT CREDIT PICTURE 1 These ratios and measures are not based on generally accepted accounting principles and are not presented as alternatives mea sur es of operating performance or liquidity. Some of these ratios and measures include, among other things, pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. They are presented here to demonstrate compliance with the covenants in the Credit Agreement, as non - compliance with such covenants could have a material adverse effect on the Company. 2 Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. 3 Total Senior Leverage is a measure that includes borrowings under the Credit Agreement, outstanding letters of credit, less c ash held in depository accounts, as defined in the Credit Agreement 4 Net Debt is a measure that includes borrowings under the Credit Agreement, the Senior Notes, other outstanding debt and lette rs of credit, less cash held in depository accounts, as defined in the Credit Agreement. Net Debt does not include Deferred Acquisition Consideration with the exception of certain fixed components ($0.9 mil lion as of March 31, 2019), and it does not include minority interest. 5 Based on borrowings as of March 31, 2019. Excludes letters of credit, and Deferred Acquisition Consideration. Note: Actuals may not foot due to rounding Current Debt Maturity Profile (5) $250 million Credit Facility Covenants (1) (US$ in millions) Three Months Ended March 31, 2019 Covenants I. Total Senior Leverage Ratio 0.14 Maximum per covenant 2.00 II. Total Leverage Ratio 5.05 Maximum per covenant 6.25 III. Fixed Charges Ratio 2.38 Minimum per covenant 1.00 IV. Covenant EBITDA (2) $183.8 Minimum per covenant $105.0 Debt Calculation Total Senior Leverage, net (3) $11.1 Net Debt (4) $912.1

19 TEMPORAL PUT OBLIGATIONS AND IMPACT ON ADJUSTED EBITDA 1 This amount is in addition to (i) $28.9 million of options to purchase only exercisable upon termination not within the contr ol of the Company, or death, and (ii) the excess of the initial redemption value recorded in Redeemable Noncontrolling Interests over the amount the Company would be required to pay to the holders sho uld the Company acquire the remaining ownership interests. Note: Actuals may not foot due to rounding Estimated Put Impact at March 31, 2019 Payment Consideration Incremental (US$ in millions) Cash Stock Total Income in Period 2019 $ 4.49 $ 0.02 $ 4.51 $ 1.83 2020 1.38 0.03 1.41 0.06 2021 3.76 0.04 3.80 1.76 2022 2.75 0.03 2.78 — 2023 and Thereafter 3.12 0.01 3.13 0.23 Total $ 15.50 $ 0.13 $ 15.63 $ 3.88 Effective Multiple 4x

DEFINITION OF NON-GAAP MEASURES

In addition to its reported results, MDC Partners has included in its earnings release and supplemental management presentation certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:

Organic Revenue: Organic Revenue: "Organic revenue growth" and "organic revenue decline" refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms which the Company has held throughout each of the comparable periods presented, and (b) "non-GAAP acquisitions (dispositions), net". Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year.

Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure that represents operating profit (loss) plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, distributions from non-consolidated affiliates, and other items.

Covenant EBITDA: Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one-time charges, and other items, as defined in the Credit Agreement. We believe that the presentation of Covenant EBITDA is appropriate as it eliminates the effect of certain non-cash and other items not necessarily indicative of a company's underlying operating performance. In addition, the presentation of Covenant EBITDA provides additional information to investors about the calculation of, and compliance with, certain financial covenants in the Credit Agreement.

Included in the Company's earnings release and supplemental management presentation are tables reconciling MDC Partners' reported results to arrive at certain of these non-GAAP financial measures. We are unable to reconcile our projected 2019 organic revenue growth to the corresponding GAAP measure because we are unable to predict the 2019 impact of foreign exchange due to the unpredictability of future changes in foreign exchange rates and because we are unable to predict the occurrence or impact of any acquisitions, dispositions, or other potential changes. We are unable to reconcile our projected 2019 Covenant EBITDA to the corresponding GAAP measure because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, foreign exchange transaction gains or losses, impairment charges, provision or benefit for income taxes, and certain assumptions used in the calculation of deferred acquisition consideration) are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. As a result, we are unable to provide reconciliations of these measures. In addition, we believe such reconciliations could imply a degree of precision that might be confusing or misleading to investors. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant, impact on future GAAP financial results.

Note: A reconciliation of non-GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on May 7, 2019.

20

MDC Partners Innovation Center 745 Fifth Avenue, Floor 19 New York, NY 10151 646 - 429 - 1800 www.mdc - partners.com